SCHEDULE 14A
                                 PROXY STATEMENT
                     Information Required in Proxy Statement

                          SCHEDULE 14A PROXY STATEMENT
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant                              [X]
Filed by a Party other than the Registrant           [_]

Check the appropriate box:
[X]  Preliminary Proxy Statement
[_]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         NEXHORIZON COMMUNICATIONS, INC.
 -------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                      None
 -------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]     No fee required.
[_]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
        1)       Title of each class of securities to which transaction applies:
        2)       Aggregate number of securities to which transaction applies:
        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        4)       Proposed maximum aggregate value of transaction:
        5)       Total fee paid:
[_]     Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
        1)       Amount Previously Paid:
        2)       Form, Schedule or Registration Statement No.:
        3)       Filing Party:
        4)       Date Filed:

                         NexHorizon Communications, Inc.
                               9737 Wadsworth Pkwy
                              Westminster, CO 80021
                                 (303) 404-9700


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


To the shareholders of NexHorizon Communications, Inc.:

     An annual Meeting of Shareholders of NexHorizon Communications, Inc. (the "Company") will be held at the law offices of Michael A. Littman, 7609 Ralston Road, Arvada, CO 80002 at 10:00 a.m., Mountain Time on ________________________,
2008 in order:

     1. To elect four persons to the Board of Directors for the ensuing year;

     2. To authorize the officers and directors of the Company to amend the Company's Articles of Incorporation to increase the number of Common Shares authorized from 50,000,000 to 250,000,000;

     3. To authorize the officers and directors of the Company to amend the Company's Articles of Incorporation to increase the number of Preferred Shares authorized from 5,000,000 to 25,000,000, in such classes and series and with such rights, privileges and preferences as the Board may hereafter determine;

     4. To ratify the appointment of our auditors, KMJ Corbin & Company, LLP.

     All shareholders are invited to attend the meeting. Shareholders of record at the close of business on ______________________, 2008, the Record Date, fixed by the Board of Directors, are entitled to notice of and to vote at the meeting. A complete list of shareholders entitled to notice of and to vote at the meeting will be open for examination by shareholders beginning 10 days prior to the meeting for any purpose germane to the meeting during normal business hours at the Law Offices of Michael A. Littman, 7609 Ralston Road, Arvada, CO 80002.

     The Company's Annual Report to Stockholders for the year ended December 31, 2007 accompanies this Notice of Annual Meeting and Proxy Statement.

     All stockholders, whether or not they expect to attend the Meeting in person, are requested either to complete, date, sign, and return the enclosed form of proxy in the accompanying envelope, or to record their proxy by other means. The proxy may be revoked by the person executing the proxy by filing, with the secretary of the Company, an instrument of revocation or duly executed proxy bearing a later date, or by electing to vote in person at the meeting.

                                           By Order of the Board of Directors



                                           Calvin D. Smiley, Sr.
                                           President and Chief Executive Officer
June __, 2008

                         NexHorizon Communications, Inc.
                              9737 Wadsworth Pkwy.
                              Westminster, CO 80021
                                 (303) 404-9700

                                 ---------------
                                 PROXY STATEMENT
                                 ---------------

                PROXIES ARE BEING SOLICITED BY THE COMPANY, AND YOU ARE REQUESTED TO SUBMIT YOUR PROXY TO THE COMPANY.

Solicitation and Revocability of Proxy

         This proxy statement ("Proxy Statement") and the accompanying proxy ("Proxy") is furnished in connection with the solicitation by the Board of Directors (the "Board") of NexHorizon Communications, Inc. a Delaware corporation (the "Company"), for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at _____________________________________ on
_____________________ at ___:00 a.m., Mountain Daylight Time, and for any postponement or adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

         The Company will bear the cost of solicitation of proxies. In addition to the solicitation of proxies by mail, certain officers, agents and employees of the Company, without extra remuneration, may also solicit proxies personally by telephone, telefax or other means of communication. In addition to mailing copies of this material to shareholders, the Company may request persons, and reimburse them for their expenses in connection therewith, who hold stock in their names or custody or in the names of nominees for others, to forward such material to those persons for whom they hold stock of the Company and to request their authority for execution of the proxies.

         A shareholder who has given a Proxy may revoke it at any time prior to its exercise by giving written notice of such revocation to the Secretary of the Company, executing and delivering to the Company a letter dated Proxy reflecting contrary instructions or appearing at the Annual Meeting and voting in person.

         The mailing address of the Company's principal executive office is 9737 Wadsworth Pkwy, Westminster, CO 80021, and its telephone number at this office is (303) 404-9700.

         This Proxy statement ("Proxy Statement") is provided by the Board of Directors (the "Board") of NexHorizon Communications, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at 7609 Ralston Road, Arvada, CO 80002 on

____________________,   2008  at  10:00  a.m.,   Mountain   Time,  and  for  any
postponement or adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

         The mailing address of the Company's principal executive office is 9737 Wadsworth Pkwy., Westminster, CO 80021, and its telephone number at this office is (303) 404-9700.

Shares Outstanding and Voting Rights

         Holders of shares of the Company's common stock (the "Common Stock") of record at the close of business on ______, 2008 (the "Record Date") are entitled to vote at the Annual Meeting or any postponement or adjournment thereof. On the Record Date, there were issued and outstanding 29,759,918 shares of Common
Stock. Each outstanding share of Common Stock is entitled to one vote. In addition to holders of our common stock, the holder of 2,500,000 shares of our Series A Preferred Stock, will be eligible to vote at the Annual Meeting of Shareholders. The Series A Preferred Stock has voting rights that allow for 1 share of preferred stock to be equal to 1 share of common stock.

         The holders of a majority of the outstanding shares of the Company entitled to vote on the matters proposed herein, present in person or by proxy, shall constitute a quorum at the Annual Meeting. The approval of a majority of the outstanding shares of Common Stock present in person or represented by proxy, assuming a quorum at the Annual Meeting, is required for the adoption of the matters proposed herein.

         The form of Proxy solicited by the Board affords shareholders the ability to specify a choice among approval of, disapproval of, or abstention with respect to, each matter to be acted upon at the Annual Meeting. Shares of Common Stock represented by the Proxy will be voted, except as to matters with respect to which authority to vote is specifically withheld. Where the solicited shareholder indicates a choice on the form of Proxy with respect to any matter to be acted upon, the shares will be voted as specified. Abstentions and broker non-votes will not have the effect of votes in opposition to a director or "against" any other proposal to be considered at the Annual Meeting.

         The person named as proxy is Calvin D. Smiley, Sr. All shares of Common Stock represented by properly executed proxies which are returned and not revoked will be voted in accordance with the instructions, if any, given therein. If no instructions are provided in a Proxy, the shares of Common Stock represented by your Proxy will be voted FOR the Board's nominees for director and FOR the approval of Proposals 2, 3, and 4 in accordance with the Proxy holder's best judgment and as to any other matters raised at the Annual Meeting.

Dissenter's Rights

         Under Delaware law, shareholders are not entitled to dissenter's rights of appraisal on any proposal referred to herein.

         The approximate date on which this Proxy Statement and the accompanying form of Proxy are first being mailed to shareholders is _______________, 2008.

                    INFORMATION RELATING TO VARIOUS PROPOSALS

PROPOSAL #1: ELECTION OF DIRECTORS

Information Concerning Directors

         At the time of the Annual Meeting, the Board will consist of four incumbent members (all four of which are seeking to be reelected at the Annual Meeting), in each case to hold office until the next annual or Annual Meeting of shareholders at which a new Board is elected and until their successors shall have been elected and qualified. The Company's Articles of Incorporation and Bylaws presently provide for a Board of no less than three (3) and no more than seven (7) directors. It is intended that the accompanying Proxy will be voted in favor of the following persons to serve as directors, unless the shareholder indicates to the contrary on the Proxy.

         Calvin D. Smiley, Sr., Daniel M. Smith, John T. Conroy, and Gregory J. Liptak, who are all incumbent directors, have been nominated by the Board for election as directors of the Company. All of the nominees have informed the Company that they are willing to serve, if elected, and management has no reason to believe that any of the nominees will be unavailable. In the event a nominee for director should become unavailable for election, the persons named in the Proxy will vote for the election of any other person who may be recommended and nominated by the Board for the office of director. The persons named in the accompanying Proxy intend to vote for the election as director of the nominees listed above. Information regarding directors is set forth below.

         The following table sets forth certain information with respect to each person who is currently a director and/or executive officer of the Company, as well as the persons nominated and recommended to be elected by the Board, and is based on the records of the Company and information furnished to it by the persons. Reference is made to "Security Ownership of Certain Beneficial Owners and Management" for information pertaining to stock ownership by each director and executive officer of the Company and the nominees.

Directors and Executive Officers

         The following table contains certain information with respect to the persons who are currently, or nominated to be, directors and executive officers of the Company.

  NAME                       AGE                 POSITION

  Calvin D. Smiley, Sr.      55         President, Chief Executive
                                        Officer, and Director

  Daniel M. Smith            44         Chief Financial Officer,
                                        Executive Vice President, and Director

  John T. Conroy             51         Executive Vice President of
                                        Strategic Development and Director

  Gregory J. Liptak          68         Director


CALVIN D. SMILEY, SR., 55, PRESIDENT CHIEF EXECUTIVE OFFICER, DIRECTOR

Mr. Smiley was appointed the Chief Executive Officer, President and a Director of the Company in October 2006. He has more than 30 years in the broadcasting and cable television industries. He previously had co-founded Sunrise Broadband Group, Inc. from 2004 through 2006. From 2001 to 2003, he was a telecommunications consultant and began work to develop the Sunrise business strategy. Mr. Smiley held various executive positions with TCOM Ventures Corporation headquartered in Englewood, Colorado. From 2000 to 2001, he served as a director, President and CEO of TCOM Ventures, with a business focus to use a digital wireless platform to provide broadband services to customers of acquired rural ISP's and competitive local exchange carriers ("CLEC's"). From 1998 to 1999, he co-founded and served as President of Communicast, Inc., a successful turn-key marketing and advertising sales company which developed revenues for rural cable television systems, wireless providers and independent television stations. Mr. Smiley attended Geneva College in Beaver Falls, Pennsylvania. He completed strategic management courses of study at the University of Pittsburgh.

DANIEL M. SMITH, 44, CHIEF FINANCIAL OFFICER, EXECUTIVE VICE PRESIDENT, DIRECTOR

In October 2006, Mr. Smith was appointed the Chief Financial Officer and a Director of the Company. Mr. Smith has over 20 years of finance and accounting experience. He previously had co-founded and was CFO of Sunrise Broadband Group, Inc. Mr. Smith has held various other positions from analyst through CFO. He has extensive experience in finance, mergers and acquisitions, SEC compliance and telecommunications. Mr. Smith's work history includes Chief Financial Officer at REANET Corporation in Durango, Colorado. Mr. Smith was Director of SEC Reporting at AIMCO in Denver from 1998 through 2000. Mr. Smith led all SEC reporting and annual reports along with supporting all fund raising and M&A efforts. Mr. Smith received his B.S. in Accounting from the University of Akron, in Akron Ohio.

JOHN T. CONROY,  51,  EXECUTIVE  VICE  PRESIDENT OF  STRATEGIC  DEVELOPMENT  AND
DIRECTOR

Mr. Conroy served as Acting Chief Executive Officer, Chief Financial Officer, Secretary and Treasurer prior to October 2006. In October 2006, Mr. Conroy resigned these positions and was appointed the Executive Vice President of Strategic Development and a Director of the Company. Mr. Conroy was the co-founder of NexHorizon Communications, Inc. (formerly Y-Tel International, Inc.) and served as its Chief Financial Officer from October 2004 to October 2006. Mr. Conroy has over 15 years experience with financial and executive management responsibilities in the healthcare field. He has been Chief Financial Officer and Chief Executive Officer for four hospitals in Florida and Louisiana. His major accomplishments include the successful turn around of two rehab hospitals. Prior to Mr. Conroy taking over the projects, both hospitals were reflecting negative cash flows in excess of one million dollars. After two years in each facility, both had achieved a positive cash flow position in excess of one million dollars while dropping the Medicare utilization within each facility from 98% to 62%. He is the former founder and CEO of Specialty Hospital Resources, Inc., a rehab development company specializing in designing, building and managing physical rehabilitation facilities for hospitals.

GREGORY J. LIPTAK, 68, DIRECTOR

In November 2006, Mr. Liptak was appointed a Director of the Company. Mr. Liptak is currently a managing member of Western Media Group, LLC, a direct response agency he founded to place products on cable television and broadcasting stations nationwide. Prior to Western Media Group, Mr. Liptak was CEO of Across Media Networks, LLC. For many of his 41 years in the communications industry, Mr. Liptak served as President of Jones Media Networks and Jones Intercable and Spacelink. Mr. Liptak has a B.S. and M.S. from the University of Illinois.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Our directors and officers are, or may become, in their individual capacities, officers, directors, controlling shareholder and/or partners of other entities engaged in a variety of businesses. Thus, there exist potential conflicts of interest including, among other things, time, efforts and corporation opportunity, involved in participation with such other business entities. While each officer and director of our business is engaged in business activities outside of our business, they devote to our business such time as they believe to be necessary.

         Management will devote part time to the operations of the Company, and any time spent will be devoted to screening and assessing and, if warranted, negotiating to acquire business opportunities.

                       EXECUTIVE AND DIRECTOR COMPENSATION

         The following information is set forth with respect to all remuneration paid by the Company during the year ended December 31, 2007, 2006, and 2005 to the Company's five most highly paid executive officers or directors whose total remuneration exceeded $60,000 and to all directors and officers as a group.


                                      SUMMARY EXECUTIVES COMPENSATION TABLE

                                                                        Non-equity      Non-equity
                                                                        incentive       deferred
                                                        Stock   Option  plan            compensation    All other
                                        Salary  Bonus   awards  awards  compensation    earnings        compensation    Total
Name & Position                 Year    ($)     ($)     ($)     ($)     ($)             ($)             ($)             ($)
---------------                 ----    ------  -----   ------  ------  -------------   ------------    ------------    -----

Calvin D. Smiley, (1)           2007    250,000 0       0       0       0               0               0               250,000
President (2)                   2006    0       0       0       0       0               0               0               0
                                2005    0       0       0       0       0               0               0               0
---------------                 ----    ------  -----   ------  ------  -------------   ------------    ------------    -------
Daniel M. Smith, (3)            2007    225,000 0       0       0       0               0               0               225,000
CFO(4)                          2006    0       0       0       0       0               0               0               0
                                2005    0       0       0       0       0               0               0               0
---------------                 ----    ------  -----   ------  ------  -------------   ------------    ------------    -------
Steve Lipman (5)                2007    0       0       0       0       0               0               0               0
                                2006    0       0       0       0       0               0               0               0
                                2005    132,000 0       0       0       0               0               0               132,000
---------------                 ----    ------  -----   ------  ------  -------------   ------------    ------------    -------
John T. Conroy, (6)             2007    200,000 0       0       0       0               0               0               200,000
EVP of Strategic                2006    0       0       0       0       0               0               0               0
Development (7)                 2005    144,000 0       0       0       0               0               0               144,000
----------------                ----    ------  -----   ------  ------  -------------   ------------    ------------    -------

         (1) Mr. Smiley was compensated, under his employment contract, $250,000. All of his 2007 compensation was paid in the issuance of restricted common stock based upon each quarter-end closing stock price. Mr. Smiley received 1,566,105 shares at an average stock price of $0.16 per share.
         (2) Mr. Smiley was appointed the CEO and President of the Company in October 2006. Mr. Smiley waived his right to compensation during 2006.
         (3) Mr. Smith was compensated, under his employment contract, $225,000. All of his 2007 compensation was paid in the issuance of restricted common stock based upon each quarter-end closing stock price. Mr. Smith received 1,409,494 shares at an average stock price of $0.16 per share.
         (4) Mr. Smith was appointed the CFO of the Company in October 2006. Mr. Smith waived his right to compensation during 2006.
         (5) Mr. Lipman was the CEO and President of the Company until November 2005 when his contract was terminated. The $9,900 of other compensation in 2005 consists of an automobile allowance.
         (6) Mr. Conroy was compensated, under his employment contract, $200,000. All of his 2007 compensation was paid in the issuance of restricted common stock based upon each quarter-end closing stock price. Mr. Conroy received 1,252,885 shares at an average stock price of $0.16 per share.
         (7) Mr. Conroy served as the acting CEO & CFO, prior to October 2006. Mr. Conroy waived his right to compensation during 2006. In October 2006, he was appointed the Executive Vice President of Strategic Development. The $10,800 other compensation in 2005 consists of an automobile allowance.

         Other than the remuneration discussed above, the Company has no retirement, pension, profit sharing, stock option or similar program for the benefit of its officers, Directors, or employees.

                              DIRECTOR COMPENSATION

         The following table sets forth certain information concerning compensation paid to our directors for services as directors, but not including compensation for services as officers reported in the "Summary Executives Compensation Table" during the year ended December 31, 2007:


                                                                   Non-equity      Non-qualified
                   Fees earned                                     incentive       deferred
                   or paid in         Stock        Option          plan            compensation      All other
Name               cash              awards ($)    awards ($)      Compensation     earnings         Compensation        Total
                   ($)                                              ($)               ($)              ($)               ($)


Calvin D. Smiley     $0                $0           $0                $0               $0                $0               $0



Daniel M. Smith      $0                $0           $0                $0               $0                $0               $0



John T. Conroy       $0                $0           $0                $0               $0                $0               $0



Gregory Liptak       $0                $0           $25,200           $0               $0                $0               $25,200

Assumptions relating to the estimated fair value of stock warrant granted to Mr. Liptak during 2007, which we are accounting for in accordance with SFAS 123(R), are as follows: risk-free interest rate of 5%; expected dividend yield 0%; expected life of one year; and volatility of 250%. Mr. Liptak did not exercise the warrant in 2007 and such warrant expired on December 31, 2007. Please see
Note 8 to our consolidated financial statements for the year ended December 31, 2007 in our Annual Report on Form 10KSB for further discussion of our assumptions relating to the estimated fair value of equity awards.

         The Company does not currently pay any cash fees to its directors, nor does the Company pay directors' expenses in attending board meetings.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Our records reflect that all reports which were required to be filed pursuant to Section 16 (A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") were filed on a timely basis. We are not aware of any failure to comply with Section 16(A) by any of the Company's officers, directors, and 10% shareholders.


                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT


     The following table set forth certain information regarding the beneficial ownership of the Company's Common Stock as of May 1, 2008, by (i) each director,
(ii) the current Chief Executive  Officer,  (iii) the Chief  Financial  Officer,
(iv) all persons, including groups, known to the Company to own beneficially more than five percent (5%) of the outstanding Common Stock of the Company, and

(v) all executive officers and directors as a group. As of May 31, 2008, there is a total of 29,759,918 shares of Common Stock outstanding.

Title               Name of                   Amount and
of                  Beneficial                Nature of              Percent
Class                                         Owner                  of
                                              Beneficial             Equity
                                              Ownership

Common Stock        Calvin D. Smiley, Sr.,
                    CEO & Director             4,248,027              14.3%

Common Stock        Daniel M. Smith,           3,431,226              11.5%
                    CFO & Director

Common Stock        Gregory J. Liptak,                -                0%
                    Director

Common Stock        John T. Conroy,            3,366,225              11.3%
                    EVP & Director

Officers and Directors as a Group             11,045,478              37.1%
(4 persons)

             (1) Based upon 29,759,918 shares of common stock issued and outstanding on May 31, 2008.

     The address of each of the persons is c/o NexHorizon Communications, Inc., 9737 Wadsworth Pkwy, Westminster, CO 80021.

Vote Required

     The approval of a majority of the shares of Common Stock present in person or represented by proxy, assuming a quorum of the holders of Common Stock at the Annual Meeting, is required for election of the Director Nominees. Cumulative voting in the election of directors is not allowed.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ELECTION TO THE BOARD OF DIRECTORS OF THE COMPANY FOR EACH OF THE DIRECTOR NOMINEES.

PROPOSAL 2: TO AUTHORIZE THE OFFICERS AND DIRECTORS OF THE COMPANY TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF COMMON SHARES AUTHORIZED FROM 50,000,000 TO 250,000,000.

         The Company seeks the approval of stockholders to amend the Articles of Incorporation of the Company to increase the authorized common stock of the Company from 50,000,000 to 250,000,000 shares. Such increase is required to enable the Company to meet its obligations to issue stock in connection with convertible debt.

         The Company does plan to issue shares to complete future transactions and settle debt.

Other Potential Transactions

         It is emphasized that management of the Company may effect transactions having a potentially adverse impact upon the Company's stockholders pursuant to the authority and discretion of the Company's management to complete share issuances without submitting any proposal to the stockholders for their consideration. Holders of the Company's securities should not anticipate that the Company necessarily will furnish such holders with any documentation concerning the proposed issuance prior to any share issuances. All determinations (except involving a merger where the number of shares of common stock of the Company issued will equal more than 20% of the issued and outstanding shares of common stock of the Company prior to the transaction) involving share issuances are in the discretion and business judgment of the Board of Directors in their exercise of fiduciary responsibility, but require a determination by the Board that the shares are being issued for fair and adequate consideration.

         In the future event that the Board continues to issue shares for capital, services, or acquisitions, the present management and stockholders of the Company most likely will not have control of a majority of the voting shares of the Company.

         It is likely that the Company may acquire other compatible business opportunities through the issuance of common stock of the Company. Although the terms of any such transaction cannot be predicted, this could result in substantial additional dilution in the equity of those who were stockholders of the Company prior to such issuance. There is no assurance that any future issuance of shares will be approved at a price or value equal to or greater than the price which a prior stockholder has paid, or at a price greater than the then current market price. Typically, unregistered shares are issued at less than market price due to their illiquidity and restricted nature as a result of, among other things, the extended holding period and sales limitations which such shares are subject to.

         The rights of the existing holders of common stock will not be affected, except that the authorization of a large number of additional shares and the issuance of additional shares for future transactions will allow the following types of actions or events to occur without the current stockholders being able to effectively prevent such actions or events:

     1. Dilution may occur due to the issuance of additional shares. The percentage ownership of the Company by the existing shareholders will be diluted from 99% to 40% upon authorization of the additional shares.

     2. Control of the Company by existing stockholders may change due to new issuances.

     3. The election of the Board of Directors may be dominated by new large stockholders, effectively blocking current stockholders from electing directors.

     4. Business plans and operations may change.

     5. Mergers, acquisitions, or divestitures may occur which are approved by the holders of any newly issued shares in the future.

     6. Management might use the additional shares issued in the future to resist or frustrate a third party transaction which could offer an above market premium that is favored by a majority of the independent shareholders.

         None of our Articles, Bylaws, Employment Agreements or Credit Agreements have any material anti-takeover consequences. There are no plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE INCREASE IN AUTHORIZED COMMON STOCK.

         In the event that the ballot is left blank for a proposal, it will be deemed a "For" vote.

PROPOSAL #3: TO AUTHORIZE THE OFFICERS AND DIRECTORS OF THE COMPANY TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF PREFERRED SHARES AUTHORIZED FROM 5,000,000 TO 25,000,000, IN SUCH CLASSES AND SERIES AND WITH SUCH RIGHTS, PRIVILEGES AND PREFERENCES AS THE BOARD MAY HEREAFTER DETERMINE.

         The Company seeks the approval of stockholders to amend the Articles of Incorporation of the Company to increase the authorized preferred stock of the Company from 5,000,000 to 25,000,000 shares. In recent years, financing for smaller companies has often required the issuance of a senior class of stock with certain protections and preferences, upon liquidation, dividends, conversion privileges, anti-dilution provisions and other types of preferences and rights which are not found in "common" stock. Preferred stock is also frequently used to finance acquisitions, either by issuance for cash as equity in lieu of debt, or for asset acquisition. The Company currently has 2,500,000 shares of its Series A Preferred Stock issued and outstanding and increasing the number of authorized preferred stock would allow the Company to issue additional preferred shares for future transactions.

         The Company does not plan to issue any preferred shares, at this time.

Other Potential Transactions

         It is emphasized that management of the Company may effect transactions having a potentially adverse impact upon the Company's stockholders pursuant to the authority and discretion of the Company's management to complete share issuances without submitting any proposal to the stockholders for their consideration. Holders of the Company's securities should not anticipate that the Company necessarily will furnish such holders with any documentation concerning the proposed issuance prior to any share issuances. All determinations (except involving a merger where the number of shares of common stock of the Company issued will equal more than 20% of the issued and outstanding shares of common stock of the Company prior to the transaction) involving share issuances are in the discretion and business judgment of the Board of Directors in their exercise of fiduciary responsibility, but require a determination by the Board that the shares are being issued for fair and adequate consideration.

         In the future event that the Board continues to issue shares for capital, services, or acquisitions, the present management and stockholders of the Company most likely will not have control of a majority of the voting shares of the Company.

         It is likely that the Company may acquire other compatible business opportunities through the issuance of common stock of the Company. Although the terms of any such transaction cannot be predicted, this could result in substantial additional dilution in the equity of those who were stockholders of the Company prior to such issuance. There is no assurance that any future issuance of shares will be approved at a price or value equal to or greater than the price which a prior stockholder has paid, or at a price greater than the then current market price. Typically, unregistered shares are issued at less than market price due to their illiquidity and restricted nature as a result of, among other things, the extended holding period and sales limitations which such shares are subject to.

         The rights of the existing holders of common stock will not be affected, except that the authorization of a large number of additional shares and the issuance of additional shares for future transactions will allow the following types of actions or events to occur without the current stockholders being able to effectively prevent such actions or events:

     1. Dilution may occur due to the issuance of additional shares. The percentage ownership of the Company by the existing shareholders will be diluted from 99% to 40% upon authorization of the additional shares.

     2. Control of the Company by existing stockholders may change due to new issuances.

     3. The election of the Board of Directors may be dominated by new large stockholders, effectively blocking current stockholders from electing directors.

     4. Business plans and operations may change.

     5. Mergers, acquisitions, or divestitures may occur which are approved by the holders of any newly issued shares in the future.

     6. Management might use the additional shares issued in the future to resist or frustrate a third party transaction which could offer an above market premium that is favored by a majority of the independent shareholders.

         None of our Articles, Bylaws, Employment Agreements or Credit Agreements have any material anti-takeover consequences. There are no plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE INCREASE IN AUTHORIZED AND PREFERRED STOCK.

         In the event that the ballot is left blank for a proposal, it will be deemed a "For" vote.

PROPOSAL 4: APPOINTMENT OF KMJ Corbin & Company.

         KMJ Corbin & Company Independent Public Accountants, of Irvine, California have been appointed as the Certifying Accountants for the period through fiscal year 2008 and shareholders are asked to ratify such appointment. Ratification of the appointment of KMJ Corbin & Company, as the Company's independent public accountants for the fiscal year ending December 31, 2008 will require the affirmative vote of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote at the Annual Meeting. In the event the stockholders do not ratify the appointment of KMJ Corbin & Company for the forthcoming fiscal year, such appointment will be reconsidered by the Board. Representatives of KMJ Corbin & Company are not expected to be present at the Annual Meeting and will not make statements.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE COMPANY'S INDEPENDENT ACCOUNTANTS.

         In the event that the ballot is left blank for a proposal, it will be deemed a "For" vote.

                         FINANCIAL AND OTHER INFORMATION

         Reference is made to the financial statements and other information included in the Company's Annual Report on Form 10-KSB for the period ended December 31, 2007 (as filed with the Securities and Exchange Commission on April 15, 2008), which is incorporated herein by reference. A Copy of such report is included in this mailing. If you do not receive a copy of such report, the Company undertakes to provide to you, without charge, upon a written or oral request by you and by first class mail or other equally prompt means within one business day of receipt of such request, a copy of such report. Written requests for such report should be addressed to the Office of the President, NexHorizon Communications, Inc., 9737 Wadsworth Pkwy., Westminster, CO 80021.

                              SHAREHOLDER PROPOSALS

         Shareholders are entitled to submit proposals on matter appropriate for shareholder action consistent with regulations of the Securities and Exchange Commission. Should a shareholder intend to present a proposal at next year's annual meeting, it must be received by Calvin D. Smiley, Sr., the President of the Company, at NexHorizon Communications, Inc., 9737 Wadsworth Pkwy., Westminster, CO 80021, no later than 30 days prior to fiscal year end, in order to be included in the Company's proxy statement and form of proxy relating to that meeting. It is anticipated that the next annual meeting will be held in June, 2009.


                                  OTHER MATTERS

         The Board is not aware of any other matter other than those set forth in this Proxy Statement that will be presented for action at the Annual Meeting. If other matters properly come before the Annual Meeting, the persons named as proxies intend to vote the shares they represent in accordance with their best judgment in the interest of the Company.

Dated: ________________, 2008           NEXHORIZON COMMUNICATIONS, INC.

                                        By the order of the Board of Directors


                                        -----------------------------------
                                        Calvin D. Smiley, Sr., CEO and Director

                                     BALLOT



                         NexHorizon Communications, Inc.
                               9737 Wadsworth Pkwy
                              Westminster, CO 80021
                                 (303) 404-9700

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

         The undersigned hereby appoints Calvin D. Smiley, Sr. proxy, with full power of substitution, for and in the name or names of the undersigned, to vote all shares of Common Stock of NexHorizon Communications, Inc. held of record by the undersigned at the Annual Meeting of Stockholders to be held on __________________, 2008, at 10:00 a.m., at 7609 Ralston Road, Arvada, CO 80002,
and at any adjournment thereof, upon the matters described in the accompanying Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged, and upon any other business that may properly come before, and matters incident to the conduct of, the meeting or any adjournment thereof. Said person is directed to vote on the matters described in the Notice of Annual Meeting and Proxy Statement as follows, and otherwise in their discretion upon such other business as may properly come before, and matters incident to the conduct of, the meeting and any adjournment thereof.

     1. To elect four directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified:

     Nominees: Calvin D. Smiley, Sr., Daniel M. Smith, John T. Conroy, and Gregory J. Liptak

        [_] FOR: nominees listed above (except as marked to the contrary below).

        [_] WITHHOLD authority to vote for nominee(s) specified below.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), write the applicable name(s) in the space provided below.

------------------------------------------------------

     2. To authorize the officers and directors of the Company to amend the Company's Articles of Incorporation to increase the number of Common Shares authorized from 50,000,000 to 250,000,000;

                  [_] FOR           [_] AGAINST               [_] ABSTAIN

     3. To authorize the officers and directors of the Company to amend the Company's Articles of Incorporation to increase the number of Preferred Shares authorized from 5,000,000 to 25,000,000, in such classes and series and with such rights, privileges and preferences as the Board may hereafter determine.

                  [_] FOR           [_] AGAINST               [_] ABSTAIN


     4. To ratify the appointment of our auditors, KMJ Corbin & Company, LLP.

                  [_] FOR           [_] AGAINST               [_] ABSTAIN


YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU MAY SIGN AND RETURN THIS PROXY CARD IN THE ENCLOSED ENVELOPE.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE STATED PROPOSALS.


Number of shares owned ________________



-------------------------------------       ------------------------------------
Signature of Stockholder                             Signature if held jointly

Printed name: __________________________    Printed name: ______________________
Address: ______________________________

         --------------------------------

                                         Dated: __________________________, 2008

IMPORTANT: If shares are jointly owned, both owners should sign. If signing as attorney, executor, administrator, trustee, guardian or other person signing in a representative capacity, please give your full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.